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                                                                    Exhibit 10.9



                        C-BRIDGE INTERNET SOLUTIONS, INC.

                         STOCKHOLDERS' VOTING AGREEMENT
                         ------------------------------

         This Agreement dated as of October 7, 1999 is entered into by and among the persons and entities listed on Exhibit A attached hereto (individually, a "Purchaser" and collectively, the "Purchasers"), C-bridge Internet Solutions, Inc., a Delaware corporation (the "Company") and Cambridge Technology Enterprises, Limited, Butterfield Trust (Bermuda) Limited, as Trustee of the Winsor Trust, Hamilton Trust Company Limited, as Trustee of the Willingdon Trust, Mr. Joseph M. Bellini and Mr. Richard O. Wester (individually, a "Founder" and collectively, the "Founders"). The Purchasers and the Founders are sometimes referred to in this Agreement collectively as the "Stockholders."

                                    Recitals:
                                    --------

         1. The Founders own certain outstanding shares of the Common Stock, par value $0.01 per share ("Common Stock"), of the Company;

         2. The Purchasers are purchasing, concurrently herewith, certain shares of capital stock of the Company pursuant to the Series A Convertible Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement"); and

         3. The Purchasers and Founders wish to provide for their continuing representation on the Board of Directors of the Company in the manner set forth below.

         In consideration of the mutual covenants contained herein and the consummation of the sale and purchase of shares of capital stock of the Company pursuant to the Purchase Agreement, and for other valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Voting of Shares.
        ----------------

                  (a) In any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), each Stockholder shall vote or cause to be voted all Shares (as defined in Section 2 below) owned by him or it, or over which he or it has voting control, and otherwise use his or its respective best efforts, so as to fix the number of directors of the Company at six and to elect one member designated by the Purchasers (by action of the holders of a majority of the Shares held by all Purchasers). In addition, the Company shall invite a representative selected by
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the Purchasers to attend all meetings of the Company's Board of Directors in a non-voting observer capacity. The Company shall provide such representative with the same financial and other information that is provided to the members of the Board of Directors in connection with any meetings of the Board of Directors of the Company. The director initially designated by the Purchasers is Ramanan Raghavendran, and the representative initially designated by the Purchasers as having observer rights is Peter Sobiloff.

                  (b) The Purchasers shall not vote to remove any director designated by the Founders, and the Founders shall not vote to remove any director designated by the Purchasers, unless the other requests so.

                  (c) The Company shall provide the Stockholders with 30 days' prior written notice of any intended mailing of a notice to stockholders for a meeting at which directors are to be elected. The Purchasers and Founders shall give written notice to all other parties to this Agreement, no later than 20 days prior to such mailing, of the persons designated by the Purchasers and Founders as nominees for election as directors. The Company agrees to nominate and recommend for election as directors only the individuals designated, or to be designated, pursuant to Section 1(a). If the Purchasers or Founders shall fail to give notice to the Company as provided above, it shall be deemed that the designees of the Purchasers or Founders, as the case may be, then serving as directors shall be their designees for reelection.

         2. Shares. "Shares" shall mean and include any and all shares of Common
            ------
Stock and/or shares of capital stock of the Company, by whatever name called, which carry voting rights (including voting rights which arise by reason of default) and shall include any such shares now owned or subsequently acquired by a Stockholder, however acquired, including without limitation stock splits and stock dividends.

         3. Bylaws. The Company will not amend its bylaws so as to preclude the
            ------
majority of stockholders from calling a special meeting.

         4. Termination. This Agreement shall terminate in its entirety on the
            -----------
earliest of (a) the tenth anniversary of the date of this Agreement, (b) the closing of the Company's initial public offering of shares of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), resulting in at least $15,000,000 of gross proceeds to the Company at a minimum price to the public of $10.00 per share (subject to appropriate adjustment for stock splits, stock dividends, recapitalizations and other similar events), or (c) the sale of all or substantially all of the assets or

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business of the Company, by merger, sale of assets or otherwise. Notwithstanding the foregoing, Section 3 of this Agreement shall terminate one year from the date of this Agreement.

         5. No Revocation. The voting agreements contained herein are coupled
            -------------
with an interest and may not be revoked, except by an amendment, modification or termination effected in accordance with Section 7(e) hereof. Nothing in this
Section 4 shall be construed as limiting the provisions of Section 3 or 7(e) hereof.

         6. Restrictive Legend. All certificates representing Shares owned or
            ------------------
hereafter acquired by the Stockholders or any transferee of the Stockholders bound by this Agreement shall have affixed thereto a legend substantially in the following form:

                  "The shares of stock represented by this certificate are subject to certain voting agreements as set forth in a Stockholders' Voting Agreement, as amended from time to time, by and among the registered owner of this certificate, the Company and certain other stockholders of the Company, a copy of which is available for inspection at the offices of the Secretary of the Company."

         7. Transfers of Rights. Any transferee to whom Shares are transferred
            -------------------
by a Stockholder, whether voluntarily or by operation of law, shall be bound by the voting obligations imposed upon the transferor under this Agreement, to the same extent as if such transferee were a Stockholder hereunder and no Stockholder shall transfer any Shares unless the transferee agrees in writing to be bound by this Agreement.

         8. General.
            -------

                  (a) Severability. The invalidity or unenforceability of any
                      ------------
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (b) Specific Performance. In addition to any and all other
                      --------------------
remedies that may be available at law in the event of any breach of this Agreement, each Purchaser shall be entitled to specific performance of the agreements and obligations of the Stockholders hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction. The liability of Hamilton Trust Company Limited shall be limited to the extent of the assets held from time to time by Hamilton Trust Company Limited solely in its capacity as Trustee of the Willingdon Trust and not otherwise. Until the first anniversary of this Agreement, the Seller will

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not transfer further any shares of the Company without the prior consent of the
Purchasers, which will not unreasonably be withheld.

                  (c) Governing Law. This Agreement shall be governed by and
                      -------------
construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

                  (d) Notices. All notices, requests, consents, and other
                      -------
communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

         If to the Company, at C-bridge Internet Solutions, Inc., 219 Vassar Street, Suite 2, Cambridge, Massachusetts 02139, Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: John A. Burgess, Esq.;

         If to a Purchaser, at his or its address set forth in Schedule A hereto, or at such other address or addresses as may have been furnished to the other parties hereto in writing by such Purchaser, with a copy to O'Sullivan Graev & Karabell, LLP, 30 Rockefeller Plaza, New York, New York 10112,
Attention: Ilan S. Nissan, Esq; or

         If to a Founder, at the address below his signature hereto, or at such other address or addresses as may have been furnished to the other parties hereto in writing by such Founder.

         Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

                  (e) Complete Agreement; Amendments. This Agreement constitutes
                      ------------------------------
the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to

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such subject matter. No amendment, modification or termination of, or waiver under, any provision of this Agreement shall be valid unless in writing and signed by (i) Founders then employed by the Company holding at least 50% of the voting power of the Shares held by all of the Founders then employed by the Company and (ii) Purchasers holding a majority of the voting power of the Shares then held by all of the Purchasers (giving effect to the conversion into Common Stock of all securities convertible thereunto), provided that this Agreement may be amended with the consent of less than all of the Purchasers only in a manner which affects all Purchasers in the same fashion), and (iii) the Company, and any such amendment, modification, termination or waiver shall be binding on all parties hereto; provided that the consent of a party shall not be required for any amendment, modification or termination of, or waiver under, any provision of this Agreement if such party is not adversely affected thereby.

                  (f) Pronouns. Whenever the context may require, any pronouns
                      --------
used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

                  (g) Counterparts; Facsimile Signatures. This Agreement may be
                      ----------------------------------
executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

                  (h) Section Headings. The section headings are for the
                      ----------------
convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

                  [remainder of page intentionally left blank]

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         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.

                                COMPANY:

                                C-BRIDGE INTERNET SOLUTIONS, INC.

                                By:      /s/ Joseph M. Bellini
                                   ---------------------------------------------

                                PURCHASERS:

                                INSIGHT CAPITAL PARTNERS III, L.P.

                                By: InSight Venture Associates III, L.L.C., its General Partner

                                      By:      /s/ Jeff Horing
                                         ---------------------------------------
                                               Name:
                                               Title:


                                INSIGHT CAPITAL PARTNERS (CAYMAN) III, L.P.

                                By: InSight Venture Associates III, L.L.C., its General Partner

                                      By:      /s/ Jeff Horing
                                         ---------------------------------------
                                               Name:
                                               Title:

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                                INSIGHT CAPITAL PARTNERS III- CO-INVESTORS, L.P.

                                By: InSight Venture Associates III, L.L.C., its General Partner

                                      By: /s/ Jeff Horing
                                         ---------------------------------------
                                               Name:
                                               Title:



                                H&D INVESTMENTS 97

                                By: /s/ John M. Westcott, Jr.
                                   ---------------------------------------------
                                                Name:  John M. Westcott, Jr.
                                                Title: General Partner

                                FOUNDERS:

                                HAMILTON TRUST COMPANY
                                LIMITED, AS TRUSTEE OF THE
                                WILLINGDON TRUST

                                  By: /s/ D. Morrison
                                     -------------------------------------------

                                      By: /s/ R. Shaw
                                         ---------------------------------------

                                  BUTTERFIELD TRUST (BERMUDA)
                                  LIMITED, AS TRUSTEE OF THE WINSOR
                                  TRUST

                                  By: /s/ J. Leonard
                                     -------------------------------------------

                                      By:  /s/ D. Marwick
                                          --------------------------------------

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                                  CAMBRIDGE TECHNOLOGY
                                  ENTERPRISES, LIMITED

                                  By: /s/ Alan Roth
                                     -------------------------------------------
                                          President


                                  JOSEPH M. BELLINI

                                  /s/ Joseph M. Bellini
                                  ----------------------------------------------


                                  RICHARD O. WESTER

                                  /s/ Richard O. Wester
                                  ----------------------------------------------

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                                  ORACLE CORPORATION

                                  By: /s/    Matt Mosman
                                     -------------------------------------------
                                      Name:  Matt Mosman
                                      Title: Vice President, Corporate
                                             Department

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                                    EXHIBIT A
                                    ---------

                               List of Purchasers
                               ------------------


         Name and Address
           of Purchaser
----------------------------------
InSight Capital Partners III, L.P.
527 Madison Avenue
10th Floor
New York, New York 10022

InSight Capital Partners
  (Cayman) III, L.P.
c/o W.S. Walker & Company
Walker House
P.O. Box 265GT
Mary Street
George Town
Grand Cayman, Cayman Islands

InSight Capital Partners III -
  Co-Investors, L.P.
527 Madison Avenue
10th Floor
New York, New York 10022

H&D Investments 97
Attn:  Paul P. Brountas, Esq.
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109
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Oracle Corporation
500 Oracle Parkway
Redwood Shores, California 94065

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